UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2015

MEDBOX, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54928	45-3992444
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

600 Wilshire Blvd. Ste. 1500

Los Angeles, CA 90017

(Address of principal executive offices) (zip code)

(800)-762-1452

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Settlements

As previously disclosed in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2015, class actions and derivative lawsuits were filed against and purportedly on behalf of the Company captioned (1) Josh Crystal v. Medbox, Inc., et al., in the U.S. District Court for Central District of California; (2) Matthew Donnino v. Medbox, Inc., et al., in the U.S. District Court for Central District of California; (3) Ervin Gutierrez v. Medbox, Inc., et al., in the U.S. District Court for Central District of California; (4) Mike Jones v. Guy Marsala, et al., in the U.S. District Court for Central District of California; (5) Jennifer Scheffer v. P. Vincent Mehdizadeh, et al., in the Eighth Judicial District Court of Nevada; (6) Kimberly Y. Freeman v. Pejman Vincent Mehdizadeh, et al., in the Eighth Judicial District Court of Nevada; (7) Tyler Gray v. Pejman Vincent Mehdizadeh, et al., in the U.S. District Court for the District of Nevada; (8) Robert J. Calabrese v. Ned L. Siegel, et al., in the U.S. District Court for the District of Nevada; (9) Patricia des Groseilliers v. Pejman Vincent Mehdizadeh, et al., in the U.S. District Court for the District of Nevada; (10) Michael A. Glinter v. Pejman Vincent Mehdizadeh, et al., in the Superior Court of the State of California for the County of Los Angeles. The complaints named as defendants the Company, prior and current members of the board of directors of the Company, and prior and current officers of the Company. The complaints alleged that the Company issued materially false and misleading statements regarding its financial results for the fiscal years ended December 31, 2012 and December 31, 2013 and each of the interim financial periods during those years and for each of the first three interim financial periods for the fiscal year ended 2014. The derivative lawsuits alleged breach of fiduciary duties, unjust enrichment, waste of corporate assets, abuse of control, and breach of duty of honest services.

On October 16, 2015, solely to avoid the costs, risks, and uncertainties inherent in litigation, the parties to the class actions and derivative lawsuits entered into settlements, that collectively effect a global settlement of all claims asserted in the class actions and the derivative actions. The global settlement provides, among other things, for the release and dismissal of all asserted claims. The global settlement is contingent on final court approval, respectively, of the settlements of the class actions and derivative actions. The final terms of the settlements will not have a material adverse effect on the Company’s financial position or results of operations.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated October 22, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDBOX, INC.

Dated: October 22, 2015	By:	/s/ Jeffrey Goh
	Name:	Jeffrey Goh
	Title:	Interim Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 22, 2015.